UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2018

Titan Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13341	94-3171940
(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080

 (Address of principal executive offices and zip code)

650-244-4990

 (Registrant's telephone number including area code)

 (Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2018, Titan Pharmaceuticals, Inc. (the “Company”) announced the appointment of Federico Seghi Recli to the Company’s Board of Directors (the “Board”) The Board has selected Mr. Seghi Recli as Lead Director.

Mr. Seghi Recli (48) has been Vice President of Molteni Farmaceutici Polska SP zo.o, since July 1994. From October 2005 until May 2017, he served as Chief Executive Officer of L. Molteni & C. Dei Fratelli Alitti Società di Esercizio S.p.a. (“Molteni”) and has been a member of the board of directors of Molteni’s parent holding company since October 2005. He has also been Director of P2-Molteni Pharma Limited (UK) since September 2016. Mr. Seghi Recli holds a degree in economics from the University of Florence.

In accordance with Company policy, Mr. Seghi Recli received an initial option grant under the Company’s equity incentive plan for the purchase of 5,000 shares of common stock at an exercise price of $0.84 per share, which option vests in 12 equal monthly installments.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events

In March 2018, the Company announced that it had entered into a Rights Agreement (the “Rights Agreement”) with Molteni in connection with its entry into the Amended and Restated Venture Loan and Security Agreement (the “Loan Agreement”) and the Asset Purchase, Supply and Support Agreement, which, among other things, granted Molteni the right to appoint one member of the Board (the “Designation Right”). On May 16, 2018, the Rights Agreement was amended to provide that the Designation Right may only be exercised in the event the convertible note issued to Molteni pursuant to the Loan Agreement is converted in whole or in part to equity in accordance with its terms. A copy of the amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.  Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Amendment to Rights Agreement dated May 16, 2018
99.1	Press Release dated May 14, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TITAN PHARMACEUTICALS, INC.

	By:	/s/ Sunil Bhonsle
	Name:	Sunil Bhonsle
	Title:	Chief Executive Officer and President

Dated: May 16, 2018